                                                                   EXHIBIT 10.19

================================================================================

                              SIXTH SUPPLEMENT TO

                             INTER-GROUP AGREEMENT

                               between and among

                                  AT&T CORP.,

                               on the one hand,

                                      and

                          LIBERTY MEDIA CORPORATION,

                            LIBERTY MEDIA GROUP LLC

                     and each Covered Entity listed on the

                            signature pages hereof,

                              on the other hand,

                         dated as of December 30, 1999

================================================================================

                              SIXTH SUPPLEMENT TO

                             INTER-GROUP AGREEMENT

          Agreement dated as of December 30, 1999 (this "Agreement") between AT&T Corp., a New York corporation ("AT&T"), for itself and on behalf of the
                                     ----
members of the Common Stock Group, on the one hand, and Liberty Media Corporation, a Delaware corporation ("LMC"), Liberty Media Group LLC, a Delaware
                                      ---
limited liability company, and for so long as such Covered Entity remains a Covered Entity under the applicable provisions of the AT&T Charter Amendment, each Covered Entity listed on the signature pages hereof (collectively, the "Liberty Media Parties"), for themselves and, in the case of LMC, on behalf of
 ---------------------
the other members of the Liberty Media Group, on the other hand.

          WHEREAS, AT&T and the Liberty Media Parties are parties to that certain Inter-Group Agreement, dated as of March 9, 1999 (the "Inter-Group
                                                               -----------
Agreement"), as supplemented and modified by (i) the First Supplement to Inter-
---------
Group Agreement, dated as of May 28, 1999, as such First Supplement has been amended (the "First Supplement"), (ii) the Second Supplement to Inter-Group
              ----------------
Agreement, dated as of September 24, 1999 (the "Second Supplement"), (iii) the
                                                -----------------
Third Supplement to Inter-Group Agreement, dated as of October 20, 1999 (the

"Third Supplement", (iv) the Fourth Supplement to Inter-Group Agreement, dated
 ----------------
as of December 6, 1999 (the "Fourth Supplement") and (v) the Fifth Supplement to
                             -----------------
Inter-Group Agreement, dated as of December 10, 1999 (the "Fifth Supplement"),
                                                           ----------------
which establishes certain terms and conditions concerning the responsibilities and obligations of each Group to the other as well as certain additional provisions concerning the Groups' relationships with each other;

          WHEREAS, AT&T, C-Group Merger Corp., a Delaware corporation ("Merger
                                                                        ------
Sub C"), LMC, SounDelux Entertainment Group, Inc., a California corporation
-----
("SounDelux California"), Soundelux Entertainment Group of Delaware, Inc., a
  --------------------
Delaware corporation (the "Delaware Company") and certain shareholders of
                           ----------------
SounDelux California (each, a "Signing Shareholder"), intend to enter into an Agreement and Plan of Merger, dated as of December 30, 1999 (the "Soundelux
                                                                  ---------
Merger Agreement"), pursuant to which, among other things, subject to the terms
----------------
and conditions contained in the Soundelux Merger Agreement, Merger Sub C will be merged with and into the Delaware Company, and a controlling interest in the Delaware Company, as the surviving entity of such merger, initially will be acquired directly by AT&T (the "Soundelux Merger");
                                ----------------

          WHEREAS, in connection herewith AT&T, LMC and certain of their respective affiliates are also entering into a Seventh Amendment to Tax Sharing Agreement (the "Seventh Tax Sharing Amendment"), dated as of the date hereof,
                -----------------------------
which amends that certain Tax Sharing Agreement, dated as of March 9, 1999, as amended, (as so amended, the "Tax Sharing Agreement"), to which AT&T, LMC and
                              ---------------------
certain of their respective affiliates are parties;

          WHEREAS, LMC has requested in writing that AT&T enter into the Soundelux Merger Agreement, this Agreement and the Seventh Tax Sharing Agreement and consummate the transactions contemplated thereby;

          WHEREAS, as a condition to the willingness of each of AT&T and LMC to enter into the Soundelux Merger Agreement, AT&T and the Liberty Media Parties have determined to enter into this Agreement and the Seventh Tax Sharing Amendment;

          WHEREAS, AT&T and the Liberty Media Parties desire to supplement and modify the Inter-Group Agreement in the manner set forth in this Agreement and to establish in this Agreement certain terms and conditions concerning the responsibilities and obligations of each Group to the other as well as certain additional provisions concerning each Group's relationship with each other as the same may relate to the Soundelux Merger, and certain related transactions;

          WHEREAS, in connection herewith, the Capital Stock Committee has adopted the resolutions attached as Exhibit A.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, AT&T and the Liberty Media Parties hereby agree as follows:


                                   ARTICLE I

                 OBLIGATIONS RELATING TO THE SOUNDELUX MERGER

          SECTION 1.1.   Post-Closing Contribution.  As soon as reasonably
                         -------------------------
practicable following the effectiveness of the Soundelux Merger, each of LMC and AT&T shall use all reasonable efforts to engage in the Post-Merger Restructuring Transactions, in each case, to the extent then permitted by law. Each of AT&T and LMC shall take, and AT&T shall cause each of its Subsidiaries to take, any and all required actions (whether as a stockholder (or other interest holder) or through its respective representatives on the board of directors (or comparable governing body) of the applicable entity), to give effect to the previous sentence.

          SECTION 1.2.   Certain Liabilities Relating to the Soundelux Merger.
                         ----------------------------------------------------

          (a) Subject to the last sentence of this subsection (a), as between the Common Stock Group and the Liberty Media Group, all of the following Liabilities shall be Liabilities of the Liberty Media Group:

          (i) all Liabilities of Soundelux California and the Delaware Company and any of their subsidiaries and affiliates (and, in each case, any predecessors or successors thereto);

          (ii) all Liabilities arising out of or related to the Soundelux Merger Agreement and the transactions contemplated thereby, including
               (A) all Liabilities arising out of or relating to any breach of the Soundelux Merger Agreement by LMC, SounDelux California, the Delaware Company or any Signing Shareholder, whether such breach is of a representation, warranty, agreement or obligation made to AT&T, LMC or otherwise, and without reference to any qualification of any such representation, warranty, agreement or obligation by reference to materiality or the Disclosure Schedule, and without reference to any limitation on survival of such representation, warranty, covenant or obligation set forth in the Soundelux Merger Agreement, (B) any Liabilities to third parties contemplated by Section 4.10 of the Soundelux Merger Agreement, (C) all Liabilities required to carry out the provisions of Sections 2.1, 2.2, 2.3, 2.4, 2.5 and 2.6 (in each case subject to Section 2.9) of the Soundelux Merger Agreement,
               (D) all Liabilities under Section 3.6 of the Soundelux Merger Agreement, (E) all Liabilities arising out of or related to any registration rights granted by SounDelux California or the Delaware

          Company (it being agreed that AT&T is not responsible for and is not assuming any such obligation and shall not be required to register any AT&T Liberty Tracking Shares or shares of Parent Common Stock pursuant to any registration rights agreement related to SounDelux California or the Delaware Company or the holders of any securities of SounDelux California or the Delaware Company, other than the registration of the Merger Consideration pursuant to the Registration Statement, as provided in the Soundelux Merger Agreement), (F) all Liabilities arising out of or related to Section 2.10 of the Soundelux Merger Agreement, including, without limitation, all Liabilities arising out of or related to the Escrow Agreement and any impact that the Escrow Agreement or such Section 2.10 of the Soundelux Merger Agreement may have on the Escrowed Shares, (G) all Liabilities arising out of or related to Section 7.10 of the Merger Agreement, (H) all Liabilities arising out of or related to any lawsuit brought, proposed or threatened against AT&T or Merger Sub C in connection with the execution, delivery or performance of the Soundelux Merger Agreement or this Agreement by AT&T or Merger Sub C, by any third party other than SounDelux California, the Delaware Company or any Signing Shareholder, it being understood that all Liabilities arising out of or related to any such lawsuit brought, proposed or threatened by SounDelux California, the Delaware Company or any Signing Shareholder shall be the Liabilities of the Liberty Media Group if such lawsuit relates to any action or omission that (1) is not (or under this

                 Agreement would be deemed not to be) a violation of the Soundelux Merger Agreement or this Agreement or (2) otherwise was taken, or omitted to be taken, at the request or direction of any member of the Liberty Media Group, including any issuance of or failure to issue Class A Liberty Group Stock (regardless of whether any such issuance would be in excess of the number of shares of Class A Liberty Group Stock that are authorized but not issued or reserved for issuance), and (I) any Liabilities required to be incurred to relieve AT&T and any member of the Common Stock Group of any Liability or obligation that binds or is enforceable against AT&T or such member of the Common Stock Group as a result of any agreement between SounDelux California, the Delaware Company and/or any of their Subsidiaries or any Signing Shareholder, on the one hand, and any other person, on the other hand (other than any such agreement executed by AT&T or a member of the Common Stock Group);

          (iii) all Liabilities arising out of the consummation of the Soundelux Merger or any of the transactions contemplated thereby, including the Post-Merger Restructuring Transactions, the Todd Contributions, the Reclassification, the Reincorporation Merger and any other transaction contemplated by this Agreement or the Soundelux Merger Agreement, notwithstanding the failure to receive any consent, approval or authorization, or any failure to make any filing or notification, from or to any Person that may be required in connection therewith;

          (iv) all Liabilities arising out of the consummation of, or failure to consummate, the Post-Merger Restructuring Transactions, the Todd Contributions, the Reincorporation Merger or the Reclassification;

          (v) all Liabilities relating to current or former employees, officers, directors, consultants and other agents of SounDelux California or the Delaware Company or any of their respective current or former Subsidiaries and Affiliates, including all Company Stock Options assumed by AT&T; and

          (vi) except to the extent resulting from any breach of this Agreement or the Soundelux Merger Agreement by AT&T that does not arise out of or relate to actions taken by AT&T at the request of LMC (as contemplated by Section 1.2(d) hereof or otherwise in writing), all Liabilities arising out of the execution, delivery or performance of this Agreement.

Notwithstanding the foregoing, as between the Common Stock Group and the Liberty Media Group, the Common Stock Group shall be responsible for (i) any Liabilities (other than any Liability arising from or relating to a Soundelux Tax Item (as defined in the Seventh Tax Sharing Amendment)) to the extent arising out of or relating to any breach by AT&T or Merger Sub C of the Soundelux Merger Agreement or this Agreement, that do not arise out of or relate to actions taken or omitted to be taken by AT&T or Merger Sub C at the request of LMC (as contemplated by Section 1.2(d) hereof or otherwise in writing), whether incurred by a member of the Common Stock Group or by a member of the Liberty Media Group, and (ii) any Soundelux Tax Item to the extent set forth in Sections 3(d)(xiv) and 3(d)(xvi) of the Tax Sharing Agreement.

          (b) The Liberty Media Group shall be responsible for, and shall reimburse the Common Stock Group for, any and all reasonable costs, fees and expenses incurred by AT&T or any member of the Common Stock Group in connection with: (i) the negotiation, review, execution and delivery of the Soundelux Merger Agreement, this Agreement and the Seventh Tax Sharing Amendment; (ii) the consummation of the transactions contemplated by the Soundelux Merger Agreement and this Agreement; (iii) the preparation, review and filing of the Registration Statement contemplated by the Soundelux Merger Agreement (and the Proxy Statement that will be a part thereof); (iv) the consummation of the Post-Merger Restructuring Transactions and the Todd Contributions; (v) making any filings with any governmental entity and otherwise assisting in obtaining approvals, consents and clearances required in connection with the transactions contemplated by the Soundelux Merger Agreement and this Agreement, if any; and
(vi) all other fees and expenses related thereto, including in each case any internal costs, fees and expenses (which shall be determined in any reasonable manner developed by AT&T for tracking such internal costs, fees and expenses), and in each case such costs, fees and expenses to be reimbursed promptly upon receipt of a statement therefor.

          (c) LMC shall indemnify and hold harmless AT&T and each member of the Common Stock Group from and against, and pay and reimburse AT&T and each member of the Common Stock Group for, any and all Liabilities (including reasonable attorneys' fees and expenses) for which the Liberty Media Group is responsible pursuant to this Section 1.2 in each case in accordance with Section 1.4(c) of the Inter-Group Agreement.

          (d) Notwithstanding any provision of the Soundelux Merger Agreement, AT&T and Merger Sub C shall not waive any condition to their respective obligations to consummate the

Soundelux Merger set forth in Article VIII of the Soundelux Merger Agreement (the "Parent Closing Conditions") without LMC's prior written consent; provided,
      -------------------------                                        --------
however, that consummation of the Soundelux Merger by Parent based on the
-------
reasonable belief that all of the Parent Closing Conditions applicable to such merger have been satisfied shall not be deemed a breach of this Agreement unless (and to the extent) AT&T receives a written request referred to in the next sentence at least 24 hours prior to the then scheduled Closing of such merger. To the extent so requested in writing by LMC, each of AT&T and Merger Sub C shall (i) assert that one or more of the Parent Closing Conditions applicable to the Soundelux Merger have not been satisfied and decline to consummate the transactions contemplated by the Soundelux Merger Agreement or (ii) to the extent lawful, waive one or more of the Parent Closing Conditions (other than those set forth in Section 8.1 or Section 8.3(g) of the Soundelux Merger Agreement). The Liberty Media Group agrees to indemnify AT&T for any Liabilities incurred by AT&T or any member of the Common Stock Group as a result of the taking of an action by AT&T or Merger Sub C at the request of LMC as contemplated by the previous sentence (but without regard to whether such action constitutes a breach of the Soundelux Merger Agreement). Notwithstanding clause
(ii) of the second sentence of this paragraph, AT&T shall not be obligated to waive any Parent Closing Condition and consummate the Soundelux Merger if AT&T, in its reasonable judgment, determines that the foregoing agreement of LMC to indemnify AT&T from and against any Liability incurred as a result of such action is not adequate to fully protect AT&T and the Common Stock Group from and against any Liability that could reasonably be expected to result from such waiver and the consummation of the Soundelux Merger in connection therewith (it being understood that no such indemnification would be adequate if such Liability relates to, without limitation, any injunction applicable to AT&T or any of its Subsidiaries, any restriction on the operation of any business or assets of AT&T or any of its Subsidiaries or the relationship of AT&T or any of its Subsidiaries with any governmental entity that has jurisdiction over AT&T or such Subsidiary or any of their assets or businesses). Except as set forth in this paragraph, nothing herein shall prohibit AT&T or Merger Sub C from exercising any of its rights under the Soundelux Merger Agreement. AT&T shall reasonably consider any amendments to, or any waiver of any other provision of, the Soundelux Merger Agreement proposed by LMC. If so requested by AT&T, in connection with the closing of the Soundelux Merger, LMC shall acknowledge in writing to AT&T that the consummation of such merger would not be inconsistent with AT&T's obligations under this paragraph, and the failure of AT&T to consummate such merger in the absence of such acknowledgment shall be deemed, for all purposes of this Agreement, not to be a violation of this Agreement or the Soundelux Merger Agreement.

          (e) All employees, officers, directors, consultants and other agents of SounDelux California, the Delaware Company and their respective Subsidiaries shall be deemed to be employees, officers, directors, consultants and other agents of the Liberty Media Group, and all Rollover Options (including any obligations pursuant to Sections 2.7(a) and 2.7(b) of the Soundelux Merger Agreement) that are created as a result of the Soundelux Merger shall be the responsibility of the Liberty Media Group.

          (f) For purposes of Section 1.16 of the Inter-Group Agreement, the Rollover Options, the obligation to issue Class A Liberty Group Stock to shareholders of Soundelux pursuant to the Soundelux Merger Agreement, and any other obligation to issue or sell any Class A Liberty Group Stock pursuant to or in connection with the Soundelux Merger, the Soundelux Merger Agreement, and any agreement referred to in the Soundelux Merger Agreement or executed in connection therewith (the "Soundelux Issuance Obligations") shall be deemed to
                           ------------------------------
be Tracking Stock Obligations (as defined in the Inter-Group Agreement) incurred with a Liberty Approval (as defined in the Inter-Group Agreement), and the incurrence of such obligations shall not constitute a breach of the second sentence of Section 1.16 of the Inter-Group Agreement. The issuance of Class A Liberty Group Stock pursuant to the Soundelux Merger and any other transaction contemplated by the Soundelux Merger Agreement shall be deemed to have occurred with a Liberty Approval for purposes of Section 1.11(a) of the Inter-Group Agreement and shall not be a breach of Section 1.11(b) or (c) of the Inter-Group Agreement. Subject to the requirements set forth in Section 1.16 of the Inter-Group Agreement that apply following a Tax Law Change, any action taken by AT&T to implement the terms of this paragraph (f) or otherwise to satisfy the Soundelux Issuance Obligations shall not constitute a breach of any provision of the Inter-Group Agreement.

          (g) At all times from the date of its formation until the Effective Time of the Soundelux Merger, Merger Sub C shall be a direct, wholly owned Subsidiary of AT&T.

          SECTION 1.3  Allocation of Proceeds. For purposes of Sections 1.6(b)
                       ----------------------
and 1.11 of the Inter-Group Agreement and the definition of the term "Liberty Media Group" in the AT&T Charter Amendment, the net proceeds of the issuance of the Class A Liberty Group Stock to be issued in the Soundelux Merger shall consist of the entire interest of AT&T in Soundelux and each of its respective Subsidiaries other than any interest in AT&T Liberty Tracking Shares (the "Excluded Shares") and shares of Surviving Corporation Class A Stock (or any other stock into which such Surviving Corporation Class A Stock is exchangeable) received in respect of any shares of common stock of Soundelux owned by AT&T or any of its Subsidiaries immediately prior to the Effective Time. Following the Effective Time, the Surviving Corporation and its Subsidiaries shall be members of the Liberty Media Group. For purposes of Section 1.6(b) of the Inter-Group Agreement, all proceeds received by SounDelux California or the Delaware Company upon exercise or conversion of any options, warrants, debentures or other securities that may be exercised, converted or exchanged in whole or in part for Class A Liberty Group Stock shall be deemed to have been received by or contributed to LMC, without any further action by Parent or any other Person. Notwithstanding anything to the contrary in the Inter-Group Agreement, there shall be no restriction on the Transfer of any Excluded Shares and there shall be no obligation to contribute to LMC the net proceeds from any such Transfer(s).

          In furtherance of the foregoing, any contract right or other similar right associated with any asset that is attributed to a Group (as defined in the Inter-Group Agreement) in accordance with the preceding paragraph shall be the right of the Group (as defined in the Inter-Group Agreement) to which such related asset is so attributed.

          SECTION 1.4  Certain Obligations.
                       -------------------

          (a) AT&T agrees to reasonably consider any actions that it may be requested by LMC to take in accordance with consummation of the Soundelux Merger.

          (b) LMC represents and warrants that true and complete copies of all documents referred to in the Soundelux Merger Agreement that have been delivered to LMC by or on behalf of SounDelux California, the Delaware Company or any Signing Shareholder on or prior to the date hereof have been delivered to AT&T on or prior to the date hereof and agrees that true and complete copies of all such documents delivered to LMC from and after the date hereof until consummation of the transactions contemplated hereby will be delivered promptly to AT&T.

          (c) To the fullest extent possible, LMC will perform all obligations of AT&T under Sections 3.2 and 3.5 of the Soundelux Merger Agreement, such as (to the extent, if any, required of Parent thereby) preparation of documents and filings, and seeking necessary consents. In connection with the foregoing, LMC will not make any filing or take any action in the name of or on behalf of AT&T without receiving the prior written consent of AT&T.

          (d) AT&T acknowledges that its covenants in this Agreement and the Soundelux Merger Agreement are subject to the fiduciary duties of its board of directors to all of its stockholders, including the holders of Parent Common Stock and the holders of AT&T Liberty Tracking Shares, in each case in accordance with the Parent Charter and the AT&T board of directors' Policy Statement regarding Liberty Media Group Tracking Stock Matters.

                                  ARTICLE II

                                  DEFINITIONS

          SECTION 2.1  Certain Definitional Provisions. Capitalized terms used
                       -------------------------------
herein without definition have the meanings ascribed to such terms in (i) the Soundelux Merger Agreement or (ii) if not otherwise defined herein or in the Soundelux Merger Agreement, the Inter-Group Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Any references to any statute or law shall also refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes," and "including" shall be deemed to be followed by the phrase "without limitation". The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article and Section references are to this Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. Unless the context shall otherwise require, any references to any agreement or other instrument or statute or regulation are to it as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provisions). Any reference in this Agreement to a "day" or number of "days" (without the explicit qualification of "business") shall be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a business day, then such action or notice shall be deferred until, or may be taken or given on, the next business day.

                                  ARTICLE III

                                 MISCELLANEOUS

          SECTION 3.1  Notices. All notices, requests, demands or other
                       -------
communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been given to any party when delivered personally (by courier service or otherwise), when delivered by telecopy and confirmed by return telecopy, or upon the receipt after being mailed by first-class mail, postage prepaid and return receipt requested in each case to the applicable addresses set forth below:

     If to AT&T or any member of the Common Stock Group:

          AT&T Corp.
          295 North Maple Avenue
          Basking Ridge, New Jersey 07920
          Attention:     Vice President-Law
                         and Corporate Secretary
          Facsimile:     (908) 221-6618

     with a copy to:

          Wachtell, Lipton, Rosen & Katz
          51 West 52nd Street
          New York, New York 10019
          Attention:     Richard D. Katcher, Esq.
                         Steven A. Rosenblum, Esq.
                         David M. Silk, Esq.
          Facsimile:     (212) 403-2000

     If to LMC or any member of the Liberty Media Group:

          Liberty Media Corporation
          9197 South Peoria Street
          Englewood, Colorado 80112
          Attention:     Charles Y. Tanabe, Esq.
          Facsimile:     (720) 875-5382

     with a copy to:

          Baker & Botts, L.L.P.
          599 Lexington Avenue
          New York, New York 10022
          Attention:     Elizabeth M. Markowski, Esq.
                         Marc A. Leaf, Esq.
          Facsimile:     (212) 705-5125

or such address as such party shall have designated by notice so given to each other party.

          SECTION 3.2  Amendments; No Waivers. (a) This Agreement shall be
                       ----------------------
amended, changed, supplemented, waived or otherwise modified only by an instrument in writing signed by each of AT&T and LMC (and following a Triggering Event (as defined in the Inter-Group Agreement), Liberty Media Group LLC).

          (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          SECTION 3.3  Successors and Assigns. Neither this Agreement nor any of
                       -----------------------
the rights or obligations under this Agreement shall be assigned, in whole or in part, by any party without the prior written consent of the other parties hereto; provided, however, that the assignment of its rights and obligations
        --------  -------
under this Agreement by LMC or any Covered Entity (as defined in the Inter-Group Agreement) to Liberty Media Group LLC in connection with the transactions contemplated by the Contribution Agreement shall not require the consent of AT&T. Subject to the foregoing, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          SECTION 3.4  Governing Law; Consent to Jurisdiction. This Agreement
                       --------------------------------------
and all disputes hereunder shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of laws. Each party hereto irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the United States District Court for the District of Delaware or the Chancery Court of the State of Delaware in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non coveniens or any other objection to venue therein); provided,
         ----- --- ---------                                           --------
however, that such consent to jurisdiction is solely for the purpose referred to
-------
in this Section 3.4 and shall not be deemed to be a general submission to the jurisdiction of said courts or of the State of Delaware other than for such purpose. AT&T and LMC each hereby waive any right to a trial by jury in connection with any such action, suit or proceeding.

          SECTION 3.5  Counterparts; Effectiveness. This Agreement may be
                       ---------------------------
executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. This Agreement shall become effective when each party hereto shall have received counterparts thereof signed by the other party hereto.

          SECTION 3.6  Specific Performance. Each of AT&T and LMC acknowledges
                       --------------------
and agrees that money damages are not an effective remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable Law, each party waives any objection to the imposition of such relief.

          SECTION 3.7  Remedies Cumulative. All rights, powers and remedies
                       -------------------
provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

          SECTION 3.8  Termination. This Agreement shall remain in full force
                       -----------
and effect until the earlier to occur of (i) such time as no Class A Liberty Group Stock or Class B Liberty

Group Stock are outstanding and (ii) the termination prior to the Effective Time of the Soundelux Merger Agreement, at which time this Agreement shall terminate and upon termination, no party shall have any liability or further obligation to the other under this Agreement, except that the provisions of Section 1.2(a) (other than subsections 1.2 (a) (i), (v) and (vi), Section 1.2 (b), Section 1.2(c) (to the extent of any Liabilities described therein that arose at or prior to the termination of this Agreement or under any provision of this Agreement that survives such termination) and this Section 3.8 shall survive the termination of this Agreement; provided, however, that such termination shall not relieve any party hereto of any liability for any breach of this Agreement or the Soundelux Merger Agreement. No termination of this Agreement shall limit or otherwise affect the rights or obligations of the parties to the Inter-Group Agreement.

          SECTION 3.9  Severability. In case any provision in this Agreement
                       ------------
shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction.

          SECTION 3.10 Cooperation. Each of AT&T and LMC covenants and agrees
                       -----------
with the other to use its reasonable best efforts to cause each member of the Common Stock Group and each member of the Liberty Media Group, respectively, to fulfill each of its respective obligations under this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   AT&T CORP.

                                   By:  /s/ Marilyn J. Wasser
                                      -----------------------------------------
                                      Name: Marilyn J. Wasser
                                      Title: Vice President - Law and Secretary

                                   LIBERTY MEDIA CORPORATION

                                   By:  /s/ Charles Y. Tanabe
                                      -----------------------------------------
                                      Name: Charles Y. Tanabe
                                      Title: Senior Vice President

                                   LIBERTY MEDIA GROUP LLC

                                   By:   /s/ Charles Y. Tanabe
                                      -----------------------------------------
                                      Name: Charles Y. Tanabe
                                      Title: Vice President

                              Each of the following Covered Entities hereby executes this Agreement as a member of the Liberty Media Group to become a party to this Agreement for so long as it remains a Covered Entity under the applicable provisions of the AT&T Charter
                              Amendment:


                              LIBERTY SP, INC.



                              By:   /s/ Charles Y. Tanabe
                                  ----------------------------------------------
                                  Name: Charles Y. Tanabe
                                  Title: Senior Vice President

                              LIBERTY AGI, INC.


                              By:   /s/ Charles Y. Tanabe
                                  ----------------------------------------------
                                  Name: Charles Y. Tanabe
                                  Title: Senior Vice President

                              LMC INTERACTIVE, INC.


                              By:   /s/ Charles Y. Tanabe
                                  ----------------------------------------------
                                  Name: Charles Y. Tanabe
                                  Title: Senior Vice President

                                   EXHIBIT A

                UNANIMOUS WRITTEN CONSENT IN LIEU OF MEETING OF
                         THE CAPITAL STOCK COMMITTEE OF
                      THE BOARD OF DIRECTORS OF AT&T CORP.

          Pursuant to Article V of the By-laws of AT&T Corp., a New York corporation, and Section 708 of the New York Business Corporation Law, the undersigned, being all the members of the Capital Stock Committee of the Board of Directors of AT&T Corp. (this "Capital Stock Committee"), hereby by unanimous written consent approve the following resolution:

          RESOLVED, that the form, terms and provisions of (i) the Agreement and Plan of Merger (the "Todd Merger Agreement") among AT&T Corp. (the "Company"), B-Group Merger Corp., a wholly owned subsidiary of the Company, Liberty Media Corporation and The Todd-AO Corporation, (ii) the Agreement and Plan of Merger (the "Soundelux Merger Agreement") among Company, C-Group Merger Corp., a wholly owned subsidiary of the Company, Liberty Media Corporation, SounDelux Entertainment Group, Inc. ("Soundelux"), Soundelux Entertainment Group of Delaware, Inc., a wholly owned subsidiary of Soundelux, and certain shareholders of Soundelux party thereto and (iii) the Agreement and Plan of Merger (the "Four Media Merger Agreement" and, collectively with the Todd Merger Agreement and the Soundelux Merger Agreements, the "Livewire Merger Agreements") among Company, D-Group Merger Corp., a wholly owned subsidiary of the Company, Liberty Media Corporation and Four Media Company and the transactions contemplated thereby, are hereby approved and adopted in all respects, in each case in substantially the form attached hereto or described to this Capital

Stock Committee, with such changes therein as the officers of the Company executing the same shall approve;

          RESOLVED, that the form, terms and provisions of the Fourth, Fifth and Sixth Supplements to Inter-Group Agreement (collectively, the "Inter-Group Agreement") between and among the Company, on the one hand, and Liberty Media Corporation, Liberty Media Group LLC and each Covered Entity listed on the signature pages thereof, on the other hand, and the transactions contemplated thereby, are hereby approved and adopted in all respects, in each case in substantially the form attached hereto or described to this Capital Stock Committee, with such changes therein as the officers of the Company executing the same shall approve;

          RESOLVED, that the form, terms and provisions of the Fifth, Sixth and Seventh Amendments to Tax Sharing Agreement (collectively, the "Tax Sharing Agreement") by and among the Company, Liberty Media Corporation, Tele-Communications, Inc., Liberty Ventures Group LLC, Liberty Media Group LLC, TCI Starz, Inc., TCI CT Holding, Inc. and each Covered Entity listed on the signature pages thereof, and the transactions contemplated thereby, are hereby approved and adopted in all respects, in each case in substantially the form attached hereto or described to this Capital Stock Committee, with such changes therein as the officers of the Company executing the same shall approve;

          RESOLVED, that the Inter-Group Agreement is in the best interests of the Company and all of its shareholders after giving fair consideration to the potentially divergent interest and all other relevant interests of the holders of the separate classes of common stock of the Company, and that matters and allocations contemplated by Section 1.3 of the Inter-Group Agreement are hereby specifically approved and ratified;

          RESOLVED, that the foregoing resolutions of this Committee be communicated to the Board of Directors of the Company, together with a recommendation of this Capital Stock Committee that the Board of Directors of the Company approve each of the Livewire Merger Agreements, the Inter-Group Agreement and the Tax Sharing Agreement, and the transactions contemplated thereby;

          RESOLVED, that the proper officers of the Company be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company, to execute and deliver or cause to be executed and delivered any or all instruments, agreements or documents, and to do or cause to be done any and all such other acts or things as, in the opinion of any such officer, may be necessary, appropriate or desirable in order to enable the Company fully and promptly to carry out the intent and purpose of the foregoing and consummate the proposed transaction, and any such action taken or any agreement, instrument or document executed and delivered by them in connection with any such action shall be conclusive evidence of such officers' authority to take, execute and deliver the same, and to pay any and all expenses and fees arising in connection with any of the foregoing; and

          RESOLVED, that actions heretofore taken by any of the officers, directors, employees, representatives or agents of the Company on behalf of the Company in connection with the matters contemplated by the foregoing are hereby ratified, confirmed and approved as acts and deed of the Company.

Dated: _________ __, 1999



                                    ____________________________
                                    Donald V. Fites


                                    ____________________________
                                    John C. Malone


                                    ____________________________
                                    Michael I. Sovern